Exhibit 10.35

Date of Agreement
DEFERRAL/EXTENSION AGREEMENT	10/25/13

MAKER(S) NAME AND ADDRESS	LENDER/SECURED PARTY NAME AND ADDRESS
East El Paso Physicians’ Medical Center, LLC 14000 N Portland Ave Ste 204 Oklahoma City, OK 73134	LEGACY BANK 2801 W Memorial Rd Oklahoma City OK 73134

The undersigned Maker executed the below described Promissory Note payable to the Lender/Secured Party named above

******DESCRIPTION OF ORIGINAL PROMISSORY NOTE******
Original Principal	Original Loan Date	Original Maturity Date	Loan Number
$ 800,000.00	8/30/2012	3/30/2013	11041948

By the terms of the above described Promissory Note, a payment of principal and interest is now due, but the Maker desires to pay an extension fee and defer in whole or part the payment of principal and unpaid interest (if any). The Lender/Secured Party by acceptance of the interest (if applicable) and extension fee shown below agrees to extend the Maturity and the Due Date of the Final Payment as follows. The obligation evidenced by the Promissory Note is otherwise continued on its original terms and is not satisfied or replaced by this agreement.

a) Unpaid Principal balance on Note prior to transactions made today		$804,000.00

b) Interest on Note has been previously paid to		9/30/2013

c) Amount of Principal paid today

d) Interest paid today	$6,242.16

e) Additional Premium Charges paid today to extend Credit Life Insurance

(Extension of this insurance is not required by Lender/Secured Party)

f) Additional Premium Charges paid today to extend Disability Insurance

(Extension of this insurance is not required by Lender/Secured Party)

g) Extension Fee paid today	waived

h) Total Charges, Principal & Interest paid in cash today by maker		$6,242.16

i) Finance Charges on Note now paid to (enter date to which interest is last paid up)		11/12/2013

j) SIMPLE INTEREST RATE		6.500%

k) Maturity and Due Date of Final Payment now extended to		12/10/2013

l) Unpaid Principal Balance on Note after transactions made today		$804,000.00

m) Next Payment by Maker due on		12/10/2013

n) Amount of Next Payment	All accrued interest and principal

REASON FOR DEFERRAL / EXTENSION
Extending the Note to 12/10/2013 to allow more time for possible long term extension
SIGNATURES
MT

Maker agrees to the Interest and other Charges itemized above and to the terms of this Deferral Agreement. Maker also acknowledges receipt of a copy of this Agreement.

Legacy Bank

/s/ Robert M Byers	/s/ Russ Nation
Robert M Byers, Manager of East El Paso Physicians’ Medical Center, LLC	Lender